UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

FORM 8-K

________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 6, 2013

________________

ServiceSource International, Inc.
(Exact name of Registrant as specified in its charter)

________________

Delaware	001-35108	81-0578975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

634 Second Street
San Francisco, California 94107
(Address of principal executive offices, including zip code)

(415) 901-6030
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Credit Agreement Amendment

On August 6, 2013, ServiceSource International, Inc. (the "Company") and JPMorgan Chase Bank, N.A., as lender and issuing bank (the "Bank") entered into a second amendment ("Amendment No. 2") to the credit agreement, dated as of July 5, 2012, between the Company and the Bank (as amended, the "Credit Agreement"). Amendment No. 2, among other things, permits the Company to issue certain unsecured convertible notes and enter into certain related documents. The description of Amendment No. 2 contained herein is qualified in its entirety by reference to Amendment No. 2 attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Purchase Agreement

On August 7, 2013, the Company entered into a purchase agreement (the "Purchase Agreement") with Morgan Stanley & Co. LLC, as representative of the several initial purchasers named therein (collectively, the "Initial Purchasers"), to issue and sell $130 million aggregate principal amount of 1.50% Convertible Senior Notes due 2018 (the "Notes") in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). In addition, the Company granted the Initial Purchasers a 30-day option to purchase up to an additional $20 million aggregate principal amount of the Notes on the same terms and conditions to cover over-allotments, if any. The Initial Purchasers exercised their over-allotment option in full on August 8, 2013.

The Purchase Agreement includes customary representations, warranties and covenants by the Company and customary closing conditions. Under the terms of the Purchase Agreement, the Company has agreed to indemnify the Initial Purchasers against certain liabilities.

The description of the Purchase Agreement contained herein is qualified in its entirety by reference to the Purchase Agreement attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Convertible Note Hedge Transactions

In connection with the offering and pricing of the Notes, on August 7, 2013, and in connection with the Initial Purchasers' exercise of the over-allotment option in full on August 8, 2013, the Company entered into privately-negotiated convertible note hedge transactions with respect to its common stock (the "Convertible Note Hedge Transactions") with each of Deutsche Bank AG, London Branch, JPMorgan Chase Bank, National Association, London Branch, Nomura Securities International, Inc., and Morgan Stanley & Co. International plc (collectively, the "Counterparties"). The Company will pay an aggregate amount of approximately $31.4 million to the Counterparties for the Convertible Note Hedge Transactions. The Convertible Note Hedge Transactions cover, subject to anti-dilution adjustments substantially similar to those in the Notes, approximately 9.25 million shares of the Company's common stock, the same number of shares underlying the Notes, at a strike price that corresponds to the initial conversion price of the Notes and are exercisable upon conversion of the Notes. The Convertible Note Hedge Transactions will expire upon the maturity of the Notes. A form of the confirmations relating to the Convertible Note Hedge Transactions is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

The Convertible Note Hedge Transactions are intended to reduce the potential dilution to the Company's common stock upon conversion of the Notes and/or offset the cash payments in excess of the principal amount of the Notes the Company is required to make in the event that the market value per share of the Company's common stock, as measured under the Notes, at the time of exercise is greater than the conversion price of the Notes.

The Convertible Note Hedge Transactions are separate transactions, entered into by the Company with the Counterparties, and are not part of the terms of the Notes. Holders of the Notes will not have any rights with respect to the Convertible Note Hedge Transactions. The foregoing description of the Convertible Note Hedge Transactions is qualified in its entirety by the copy of the form of confirmation for the Convertible Note Hedge Transactions attached as Exhibit 10.3 to this Current Report on Form 8-K hereto and is incorporated herein by reference.

Warrant Transactions

In addition, concurrently with entering into the Convertible Note Hedge Transactions, on August 7, 2013, and on August 8, 2013, the Company separately entered into privately-negotiated warrant transactions (the "Warrants"), whereby the Company will sell to the Counterparties warrants to acquire, collectively, subject to anti-dilution adjustments, approximately 9.25 million shares of the Company's common stock at an initial strike price of approximately $21.02 per share, which represents a premium of approximately 75% over the last reported sale price of the Company's common stock of $12.01 on August 7, 2013. The Company will receive aggregate proceeds of approximately $21.8 million from the sale of the Warrants to the Counterparties. The Warrants will be sold in private placements to the Counterparties pursuant to the exemptions from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act. A form of the confirmations relating to the Warrant transactions is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

If the market value per share of the Company's common stock, as measured under the Warrants, exceeds the strike price of the Warrants, the Warrants will have a dilutive effect on the Company's earnings per share, unless the Company elects, subject to certain conditions, to settle the Warrants in cash.

The Warrants are separate transactions, entered into by the Company with the Counterparties, and are not part of the terms of the Notes. Holders of the Notes will not have any rights with respect to the Warrants. The foregoing description of the Warrants is qualified in its entirety by the copy of the form of confirmation for the Warrant transactions attached as Exhibit 10.4 to this Current Report on Form 8-K hereto and is incorporated herein by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02.    Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

Item 8.01.    Other Events.

On August 6, 2013, the Company issued a press release announcing its intention to offer $120 million aggregate principal amount of the Notes in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act. A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

On August 7, 2013, the Company issued a press release announcing the pricing of its offering of $130 million aggregate principal amount of the Notes in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The size of the offering was increased from the previously announced $120 million aggregate principal amount. A copy of this press release is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 2, dated August 6, 2013, to the Credit Agreement between ServiceSource International, Inc. and JPMorgan Chase Bank, N.A.

10.2	Purchase Agreement, dated August 7, 2013, by and among ServiceSource International, Inc. and Morgan Stanley & Co. LLC, as representative of the initial purchasers named therein.

10.3	Form of Convertible Note Hedge Confirmation.

10.4	Form of Warrant Confirmation.

99.1	Press Release, dated August 6, 2013, Announcing Proposed Offering of the Convertible Senior Notes due 2018.

99.2	Press Release, dated August 7, 2013, Announcing Pricing of 1.50% Convertible Senior Notes due 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2013

SERVICESOURCE INTERNATIONAL, INC.

By:	/s/ Matthew Goldberg
Name:	Matthew Goldberg
Title:	Vice President, General Counsel

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 2, dated August 6, 2013, to the Credit Agreement between ServiceSource International, Inc. and JPMorgan Chase Bank, N.A.

10.2	Purchase Agreement, dated August 7, 2013, by and among ServiceSource International, Inc. and Morgan Stanley & Co. LLC, as representative of the initial purchasers named therein.

10.3	Form of Convertible Note Hedge Confirmation.

10.4	Form of Warrant Confirmation.

99.1	Press Release, dated August 6, 2013, Announcing Proposed Offering of the Convertible Senior Notes due 2018.

99.2	Press Release, dated August 7, 2013, Announcing Pricing of 1.50% Convertible Senior Notes due 2018.